UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2005

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)

(812) 464-1294
(Registrant’s Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

On July 1, 2005, Old National Bancorp sold one of its insurance subsidiaries, J.W. Terrill, Inc. (“Terrill”) to the Terrill management team. Although originally estimated to be a second quarter transaction, the sale of Terrill occurred on July 1, moving the expected financial and tax impact at the time of sale to the third quarter.

A copy of the press release issued by Old National Bancorp on July 5, 2005 announcing the sale of Terrill is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith:

99.1 Press Release issued by Old National Bancorp on July 5, 2005.

* * * * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp (Registrant)
Date: July 5, 2005
By: /s/ Christopher A. Wolking Christopher A. Wolking Executive Vice President and Chief Financial Officer